UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2012

GLOBAL EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 3, 2012, Global Eagle Acquisition Corp. (the “Company”) issued a press release announcing that it has established a record date for the special meeting in lieu of annual meeting of its stockholders to consider and vote upon several proposals related to the prospective business combination in which the Company will acquire Row 44, Inc., a Delaware corporation (“Row 44”), and 86% of the issued and outstanding shares of Advanced Inflight Alliance AG, a German corporation (“AIA”) (the “Business Combination”). Holders of record of the Company’s common stock at the close of business on December 17, 2012 will be entitled to notice of the special meeting in lieu of annual meeting of stockholders and to vote at the special meeting in lieu of annual meeting of stockholders and any adjournments or postponements thereof.

Additional Information About the Business Combination and Where to Find It

The Company has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement in connection with the Business Combination and will mail a definitive proxy statement and other relevant documents to its stockholders.  The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and, once available, any amendments thereto and the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement will contain important information about the Company, Row 44, AIA, and the Business Combination. The definitive proxy statement will be mailed to stockholders of the Company as of December 17, 2012. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Global Eagle Acquisition Corp., 10900 Wilshire Blvd., Suite 1500, Los Angeles, CA 90024.  Attn.: James A. Graf, Chief Financial Officer.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011 and the Company’s preliminary proxy statement for the Business Combination, which have been filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

99.1*	Press release

*          Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle Acquisition Corp.

Dated: December 3, 2012	By:	/s/ James A. Graf
Name: James A. Graf
Title: Vice President

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press release

*          Filed herewith